Bicifadine SR

Stuart Apfel, M.D.

Senior Director of Clinical Research, DOV

Associate Professor of Neurology,
Albert Einstein College of Medicine

Safe Harbor Statement

This document contains forward-looking statements that involve significant risks and uncertainties, including those discussed below and described more fully in our annual report on Form 10-K filed with the Securities and Exchange
Commission on March 15, 2006 and subsequent 10-Q filings. These statements are made as aids to a verbal presentation.  They reflect our current expectations concerning future events, and thus our actual results could differ materially from those anticipated in these forward-looking statements as a result of many factors.  These factors include our ability to achieve and maintain profitability, the extent to which we collaborate with third parties on drug discovery and development activities, the ability of our collaborators and of DOV to meet drug development objectives tied to milestones and royalties and our ability to attract and retain experienced scientists and management.  We undertake no duty and have no intention to update any forward-looking statements to reflect new facts that come to light.

Bicifadine: Molecular Pharmacology Compared to
Other Analgesic Uptake Inhibitors

Bicifadine is relatively “balanced” inhibitor of NE, 5-HT uptake

>100,000

68

151

Milnacipran1

3070

1420

145

Venlafaxine1

439

20

3.7

Duloxetine1

872a

46.3a

105a

Bicifadine

DA, (Ki nM)

NE, (Ki nM)

5-HT, (Ki nM)

Drug

Human transporters

a: Ki estimated using Km values of: 170 for 5-HT; 110 for NE; 460 for DA

Vaishnavi et al., Biol Psych 55:320, 20

How Relevant Is Reuptake Blockade to MOA?

K. Rodgers, Wyeth

Bicifadine Efficacy in Pre-Clinical Tests

Effective analgesic

Acute Pain:

Yeast inflamed-paw

Formalin test (both phases)

PPQ-induced writhing

Colonic distention

Chronic Pain:

Chung SNL model

Diabetic neuropathy

Ineffective in hot plate, tail flick

Antidepressant profile

Behavioral despair

Tetrabenazine-induced ptosis, sedation

FST

TST

Bicifadine Suppresses Thermal Hypersensitivity
in the Chung Model of Neuropathic Pain

Bicifadine SR:
Clinical Overview

Clinical Pharmacology Program

Mean Plasma Concentrations of Bicifadine in Healthy Male Volunteers
Following a Single Oral Dose of 200 mg and 400 mg on Day 1

Dental Pain Efficacy Study DOV-075-006-US

p<.0001 dose response

* P = 0.01 vs placebo

Analgesia Scores During First 8 Hours

Chronic Low Back Pain (CLBP) Trials

Ongoing:

Study 020: three-month double-blind placebo
controlled dose-response trial

Bicifadine doses: 400, 600, 800 mg/day

Study recently completed

Study 021: three-month replication trial using
overlapping dose levels

Bicifadine doses: 400, 800 mg/day

Study 022: long term safety and efficacy trial

One year, 800 mg/day

Study 020: Design in CLBP

Double-blind comparison of 0, 400, 600, 800 mg/day
bicifadine given for up to 3 months

54 US centers, n=636 randomized

Assessments at weeks 1, 2, 4, 8 and 12

Primary endpoint:

Change from baseline to termination in VAS pain score

Secondary endpoints:

Time course of changes in VAS, RDQ, MPQ, global, SF-36

Safety measures:

AEs, labs, ECG, physical, withdrawal effects

Completers can rollover to one-year open label study
(022), bicifadine 800 mg/day

Study 020: Main Entry Criteria

CLBP treated pharmacologically for at least the
prior 3 months

Baseline VAS =>40 mm

Back pain not due to cancer, severe congenital
malformation

Quebec Class 1-3

Classes 2 & 3 = radicular pain in the leg

No recent treatment with steroids, epidurals,
back pain surgery

No depression; BECK <17

606 Randomized*

151 Randomized to

Placebo

154 Randomized to

Bicifadine 400mg daily

153 Randomized to

Bicifadine 800mg daily

148 Randomized to

Bicifadine 600mg daily

29% Discontinued

9% Lack of efficacy

7% Adverse Event

13% All Other Reasons†

29% Discontinued

8% Lack of efficacy

9% Adverse Event

12% All Other Reasons†

47% Discontinued

7% Lack of efficacy

20% Adverse Event

20% All Other Reasons†

45% Discontinued

6% Lack of efficacy

27% Adverse Event

12% All Other Reasons†

72%

Completed Study

71%

Completed Study

53%

Completed Study

55%

Completed Study

Figure 1.  Subject disposition.  This figure presents the flow of patients through the study from randomization to completion.

†  All other reasons include:  Non-compliance, lost to follow-up, patient request, administrative, other.

*  28 Additional patients from 3 related sites were randomized, but not shown due to data integrity issues.

Study 020: Patient Flow & Disposition

14

Study 020: Patient Demography

48.2

(20-73)

47.4

(19-67)

48.8

(19-72)

47.5

(21-71)

Age

(range)

186

197

187

190

Weight

(lbs)

11%

15%

16%

15%

% Black

66%

69%

66%

68%

% White

58%

55%

61%

56%

% Female

800 mg/d

600 mg/d

400 mg/d

Placebo

Study 020: Change from Baseline in VAS Pain
Scores at End of Treatment (LOCF) in ITT Pop.

0.50

0.50

0.29

p-Value

2.31

2.43

2.30

2.30

±SE

-0.5

0.1

-3.4

Effect Size (P-B)

25.0

24.4

27.9

24.5

LS Mean

800mg/d

(n=153)

600mg/d

(n=148)

400mg/d

(n=154)

Placebo

(n=151)

Study 020: Change from Baseline in VAS Pain
Scores at Week 12 (Completers) in ITT Pop.

0.40

0.22

0.04

p-Value

2.99

3.13

2.60

2.63

±SE

-3.3

-4.9

-7.2

Effect Size (P-B)

29.6

31.2

33.5

26.3

LS Mean

800mg/d

(n=85)

600mg/d

(n=81)

400mg/d

(n=112)

Placebo

(n=111)

Bicifadine SR Study 020:

Analyses of
Identified Key Baseline Variables

Study 020:
Disability Effect on Bicifadine Effect Size (Pain)

RDQ at Baseline: Impact on VAS Score Difference by Dosea

a – Change in score from Baseline to Termination; bicifadine minus placebo

Mean placebo response: RDQ>17 = 10.8; RDQ=17 = 27.7

Min Effect Size
Detectable

Placebo   Bicifadine (mg b.i.d)
                200      300     400
  n=117      n=113    n=103    n=120

  Placebo    Bicifadine (mg b.i.d.)
                  200      300     400
     n=28       n=34      n=28      n=26

Baseline Disability Scores:
Effect on Pain Score Improvement

Study 020: Impact of Baseline RDQ Disability
Score on Bicifadine and Placebo Pain Scores

Bicifadine n =           50             375                    318              269              240              195              163              123               88

Placebo n =              18             127               114              101              83                  69                57                43               28

Pain Responder Analysis (50% Improvement)
for RDQ > 17 Baseline

P = 0.004

P = 0.02

RDQ Effect Size (LOCF)

RDQ >10 n =                    132                           111                           133

RDQ >17 n =                      35                             28                             27

n =  132                 n = 103-107

The Quebec Task Force Classification
for Spinal Disorders

Class 1:  Pain without radiation to an extremity and without neurological signs

Class 2:  Pain with radiation to a proximal extremity (not below the knee) and without neurological signs

Class 3:  Pain with radiation to a distal extremity (below the knee)
and without neurological signs

Class 4:  Pain with radiation and neurological finding

Class 5:  Spinal instability or fracture

Class 6:  Spinal nerve root compression

Class 7:  Spinal stenosis

Class 8:  Post-surgical status, 1-6 months after intervention

Class 9:  Post-surgical status, >6 months after intervention

Class 10:  Chronic pain syndrome

Class 11:  Other diagnoses

Included in Study 020                                     Excluded in Study 020

Placebo   Bicifadine (mg b.i.d)
                200      300     400
  n=84       n=82      n=67      n=79

  Placebo    Bicifadine (mg b.i.d.)
                  200      300     400
     n=30       n=36      n=38      n=40

Quebec Classification (1 vs. 2-3): Predictor of
Bicifadine Efficacy on VAS Pain Score (LOCF)

Mean Placebo change score = 14.2

* p<0.05

(n=58)

(n=60)

(n=64)

*

Key Patient Population (RDQ >17; QC 2-3):
Bicifadine Effect Size on VAS Pain Scores

Bicifadine SR:
Safety

Incidents of Serious Adverse Events (SAEs)

1

0

0

1

0

Cerebrovascular
Accident

1

1

0

0

0

Dehydration

1

0

1

0

0

Pharyngitis
Streptococcal

1

1

0

0

0

Gastroenteritis

1

0

1

0

0

Tachycardia

1

0

0

0

1

Myocardial
Infarction

5

1

2

1

1

Total # of Patients
with at Least One
SAE

Total

(n=606)

Bicifadine

800mg/d

(n=153)

Bicifadine

600mg/d

(n=148)

Bicifadine

400mg/d

(n=154)

Placebo

(n=151)

Common Adverse Events (>5%)*

2.8%

5.9%

0.7%

3.2%

1.3%

Dyspepsia

3.1%

6.5%

2.7%

2.6%

0.7%

Somnolence

3.3%

4.6%

6.1%

1.9%

0.7%

Vomiting

3.5%

3.3%

4.7%

1.9%

4.0%

Nasopharyngitis

3.5%

1.3%

6.1%

3.9%

2.6%

Abdominal Pain

3.8%

3.9%

2.7%

5.2%

3.3%

URI

4.1%

3.3%

4.1%

3.9%

5.3%

Diarrhea

4.8%

7.2%

6.1%

5.2%

0.7%

Insomnia

7.6%

15.0%

8.1%

5.2%

2.0%

Dizziness

12.7%

13.1%

10.8%

16.2%

10.6%

Headache

13.2%

17.6%

16.2%

12.3%

6.6%

Nausea

Total

(n=606)

Bicifadine

800mg/d

(n=153)

Bicifadine

600mg/d

(n=148)

Bicifadine

400mg/d

(n=154)

Placebo

(n=151)

* Note: Any individual patient might appear in more than one category

0

8

12

F/U

0

100

200

300

400

Placebo (n=150)

Weeks Post Baseline

Bicifadine 800 mg/day (n=152)

Study 020: No Weight Change

0

1

2

4

8

12

F/U

0

20

40

60

80

100

120

140

Placebo (n=151)

Weeks Post Baseline

Bicifadine 800 mg/day (n=153)

Study 020: No Change in Vital Signs / Pulse

0

1

2

4

8

12

F/U

40

60

80

100

120

140

160

180

200

Placebo (n=151)

Weeks Post Baseline

Bicifadine 800 mg/day (n=153)

Study 020: No Change in Vital Signs / SBP

Overall Conclusions

The first phase III trial of bicifadine for the treatment of
CLBP failed to demonstrate efficacy against placebo in
the full ITT population

Key Populations:

RDQ > 17 and QC 2-3 are strong and independent predictors
of bicifadine-placebo differences

Patients with QC1 who do not have moderate to strong
functional impairment show a marked placebo response (mean
change score > 25mm on VAS)

VAS pain scores and RDQ scores can serve as primary
endpoints of bicifadine efficacy

Dose Response:

Bicifadine dose response for CLBP patients within the range of
200-400 mg BID is relatively flat

Placebo-controlled acute pain trial showed doses of 400 mg/day were minimally effective

Overall Conclusions

Bicifadine at doses up to 400 mg BID in
CLBP patients is well-tolerated

200 mg BID has an adverse event profile
similar to placebo

Bicifadine will likely prove to be a useful
analgesic for the treatment of CLBP

Particularly in patients with radicular pain
and/or substantial functional impairment

34